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                                                                   EXHIBIT 10.44


                            ASSET PURCHASE AGREEMENT


                  AGREEMENT made as of this tenth day of June, 1998 between HOMECOM COMMUNICATIONS, INC., a Delaware corporation with a principal place of business at 14 Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305 (the "Company"), and SAGE NETWORKS ACQUISITION CORP., a Delaware corporation having an office at 215 First Street, Cambridge, Massachusetts 02142 ("Buyer").


                              W I T N E S S E T H :

                  WHEREAS, the Company desires to sell and the Buyer desires to purchase on the date hereof (the "Closing Date") substantially all of the Internet Web hosting business of the Company as a going concern which including, without limitation, the virtual hosting business under the trade name of "HostAmerica".


                  NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto agree as follows:


                                    ARTICLE I

                PURCHASE AND SALE; REPRESENTATIONS AND WARRANTIES


                  SECTION 1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Company hereby sells, assigns and transfers to the Buyer and the Buyer hereby purchases and acquires from the Company, as a going concern, that portion of the Business (hereinafter defined) consisting of all of the right, title and interest of the Company in and to the Purchased Assets (as hereinafter defined) for a purchase price determined as set forth in Exhibit A, as adjusted in accordance with Exhibit A (the "Purchase Price") and for the assumption of the Assumed Liabilities (hereinafter defined). The Buyer shall receive, at the Closing, the Buyer's Credit as set forth in Exhibit A. For purposes of this Agreement, "Business" shall mean the Internet Web hosting business conducted by the Company including, without limitation, the virtual hosting business under the trade name of "HostAmerica", other than the Internet Web hosting services provided by the Company to the Excluded Customers (as hereinafter defined).

                  SECTION 2. REPRESENTATIONS OF THE COMPANY. The following agreements, representations and warranties are made by the Company to the Buyer.


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                  (A)      Corporate Matters; No Conflict. The Company is duly
organized, validly existing and in good standing under the laws of the State of Delaware and the State of Georgia. The fact that the Company has not qualified to do business in any other state has not had a material adverse effect on the Business. The Company maintains offices relating to the Business only at the site(s) listed on Exhibit A and has no operations other than from those site(s). The Company has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company will not (i) conflict with or violate, in any material respect, the provisions of any applicable law (including, without limitation, any bulk sales laws), rule or order, (ii) conflict with or violate the Articles or Certificate of Incorporation, by-laws or any other organizational or governing documents of the Company, (iii) in any material respect, conflict with or constitute a default under any agreement or contract by which the Company is bound or (iii) require the consent or approval of, or filing with, any governmental body or third party except as set forth on Exhibit C-5. The execution, delivery and performance by the Company of this Agreement has been duly authorized and approved by all requisite corporate action on the part of the Company. Set forth on Exhibit B is a list of officers and directors of the Company, all trade names used by the Business and all jurisdictions in which the Business is conducted. This Agreement and the consummation of the transactions contemplated hereby have been approved by the board of directors of the Company, and the authorized officers of the Company named on Exhibit A are authorized and empowered by the Company to execute and deliver this Agreement in the name and on behalf of the Company. This Agreement and the consummation of the transactions contemplated hereby do not require any approval by the shareholders of the Company.

                  (B) Purchased Assets. (i) All vendor and customer contracts, confidentiality agreements, purchase and sales orders and other agreements to which the Company is a party and which relate in any manner to the Business and/or the relationship between the Company and the Customers (hereinafter defined), whether written or oral, shall be referred to herein collectively as the "Business Agreements". The Company has not granted any powers of attorney with respect to the Business. The Company has delivered to Buyer, on or before the Closing Date, true and correct copies of all written Business Agreements in its possession, including, without limitation, all Business Agreements in electronic form. Except for the written Business Agreements provided by the Company to the Buyer, all of the company's written Business Agreements are in the standard form of customer service agreement accessible on the Company's Web site for the Business or the reseller agreement known as the Star VAR Agreement. The Company's general business practice is not to make or enter into oral business arrangements. To the best knowledge of the Company after reasonable investigation, there are no oral business arrangements which relate to the Business which provide for payments by the customer thereunder or contain obligations or liabilities of the Company thereunder, in either case, in an amount of $1,000 individually or in an aggregate amount in excess of $10,000. Attached hereto as Exhibit C-1 are true and correct copies of the only forms of agreements which have been entered into between the Company and its Customers concerning the Business. Also attached as part of Exhibit C-1 is a schedule stating the identity of the Customer to each of those agreements which are in force and effect as of the Closing Date, together with a designation of which form of agreement each such Customer has entered into. Annexed as Exhibit C-2 is a copy of all written Business Agreements between the Company and vendors or service providers, or which


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relate to any strategic partnerships, reselling arrangements or joint ventures between the Company and others, concerning the Business. Listed on Exhibit C-3 is a description of each equipment and personal property lease (collectively, the "Leases") to which the Company is a party and which relates to the Business. The Leases are also included within the definition of Business Agreements as said term is used herein. The Company does not own, lease or use any real estate in connection with the Business except the office and data facilities located at the Sites. A copy of the lease for the data facility is annexed to Exhibit C-3 hereto. Neither the Company nor, to the knowledge of the Company, any other party, is in default under any Business Agreement and no other party to any Business Agreement has made any claim or given the Company notice of any dispute under any Business Agreement, except as set forth on Exhibit C-4. Each Business Agreement is in full force and effect and is enforceable by the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws. The Company has the right to assign the Business Agreements to the Buyer and its affiliates and the Company has obtained all required consents to the assignment and transfer thereof, except as set forth on Exhibit C-5. The Company is not the owner or lessee of any motor vehicles which are used in the Business. The Company does not own or lease any interest in any personal property or any equipment used in the Business, except as expressly stated on Exhibit C-3.

                           (ii)     All of the tangible assets of the Company
used in the Business, including, without limitation, all machinery, office and other equipment, furniture, computers and related equipment, business machines, telephone systems, parts and accessories, telephone and facsimile numbers set forth on Exhibit E, Web sites, e-mail addresses and Internet domain addresses presently utilized by the Company in the Business, shall be referred to herein collectively as the "Tangible Assets". Attached hereto as Exhibit E is a true and correct list or description of the material Tangible Assets. The Tangible Assets include all of the hardware, software (other than off-the-shelf software licensed by the Company) and other equipment used to support, maintain and service the customers which are parties to the Business Agreements. As of the Closing Date, each of the Tangible Assets is in good and operable condition, normal wear and tear excepted.

                           (iii)    All patents, trademarks, trade names,
service marks, service names, logos, designs, Web sites, formulations, copyrights and other trade rights and all registrations and applications therefor, all know-how, trade secrets, technology or processes, and all computer programs, control panels, surcharge calculators, data bases and software documentation owned or used by the Company in the Business, other than off-the-shelf software licensed by the Company, shall be referred to herein collectively as the "Intellectual Property". Attached hereto as Exhibit F is a true and correct copy of all of the Intellectual Property. Such exhibit also indicates which of such items have been patented or registered or are in the process of application for same. To the best knowledge of the Company, the Company not infringing on the rights of any third parties to Intellectual Property used, but not owned by, the Company. The Company has valid and fully-paid licenses for all off-the-shelf software used by the Company in its operation of the Business. Included among the Intellectual Property, among other things, are all trade names utilized by the Company in the Business, including, but not limited to, those trade names listed on Exhibit B. On the Closing Date, the Company will deliver to Buyer written proof in form and substance satisfactory to Buyer and its counsel that the Company will no


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longer do business under any of the trade names listed on Exhibit B and further, within ten (10) days from the Closing, Company will cause to be filed in all applicable governmental or quasi-governmental offices, any required instruments to terminate any previously filed assumed name or similar certificates regarding such trade names. Promptly after such filing, the Company will deliver proof of said filing to Buyer.

                           (iv)     The Company will deliver at the Closing a
true and complete copy of the Company's customer list as of a date not more than five (5) business days prior to the Closing Date relating to the Business which includes, in the case of each customer, the name of the customer, its billing and domain addresses, identity and contact information of each relevant contact person (the "Customer List"). A statement of the monthly or annual (as indicated) service charges relating to each customer on the Customer List and the Company's paper and electronic files regarding each such customer, including, without limitation, the data files residing on the Company's accounting and billing systems, will be made available to Buyer from time to time at Buyer's request after the Closing Date at the Company's corporate headquarters listed on Exhibit A. All customers of the Company relating to the Business, including without limitation, those customers included on the Customer List (but expressly excluding those customers listed on Exhibit G-2 (the "Excluded Customers")), together with the good will and business opportunities of the Company as it relates to the Business shall be referred to herein as the "Customers".

                           (v)      As used herein, the term "Purchased Assets"
shall be defined as the assets of the Company (including good will) utilized by the Company to operate and maintain the Business, including, without limitation, the Business Agreements, the Tangible Assets, the Intellectual Property, the Customer List, the Customers and all other assets of the Company used in connection with the operation of the Business, wherever located, tangible or intangible, excluding, however, Excluded Assets (as defined below). The Purchased Assets are not subject to (i) any lien or encumbrance of any character whatsoever except as set forth on Exhibit M or (ii) any adverse claims by any third parties. At the Closing upon consummation of the transactions contemplated by this Agreement, Buyer will receive good and marketable title to the Purchased Assets, free and clear of all liens, equipment leases, claims and encumbrances of any character whatsoever, except as set forth on Exhibit M. The Purchased Assets include all rights, properties, interests and assets used by Company and/or necessary to permit Buyer to carry on the Business as presently conducted by the Company except for Excluded Assets.

                           (vi)     The Company reasonably expects that the
business represented by the Business Agreements will continue after the date hereof subject to normal customer turnover. The Company has no knowledge that any customers included on the Customer List, other than those listed on Exhibit G-1, intend to terminate their relationship with the Company or significantly reduce the amount of business they presently do with the Company.

                           (vii)    Excluded Assets. The Company is not selling
and Purchaser is not buying or acquiring hereunder the following items ("Excluded Assets") which are not included in the defined term "Purchased Assets": (a) all cash and cash equivalents and notes receivable; (b) the Company's corporate minute and stock books, general ledger and accounting records, tax returns and other records having to do solely with the Company's organization and/or


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capitalization or with the other businesses of the Company; (c) all outstanding billed and unbilled accounts receivable of the Company as of May 31, 1998 (the "Closing Accounts Receivable"); (d) any rights to any of the Company's claims for any federal, state or local tax refunds; (e) any rights which accrue or will accrue to the Company under this Agreement or the transactions contemplated hereby; (f) all rights the Company may have under any insurance policies relating to the Purchased Assets, (g) the assets listed on Exhibit L and (h) the assets not related to the Business.

                  (C) Financial Statements. The Company has delivered to the Buyer copies of the Company's audited financial statements for the last three fiscal years of the Company ended December 31, 1997, 1996 and 1995, respectively. Attached hereto as Exhibit H is a certified audited balance sheet and profit and loss statement for the fiscal year ended December 31, 1997 and unaudited financial statements for the quarter ending March 31, 1998 and for the month ending April 30, 1998, all of which reflect the assets, liabilities, net worth, profit and loss, and cash flow of the Company with respect to the Business. Exhibit H also sets forth a true and correct statement of the monthly revenues of the Business for the period beginning on January 1, 1998 and ending on April 30, 1998, in each case, determined in accordance with generally accepted accounting principles. All financial statements referred to herein are complete and correct in all material respects, present fairly the financial condition and results of operations of the Company as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account and records of the Company have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of the Company. The Company has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) with respect to the Business which are not fully accrued or reserved against in the Company's financial statements in accordance with generally accepted accounting principles. The Company has previously provided to Buyer an accurate and complete schedule of the Company's aged receivables with respect to the Business as of May 31, 1998. Since the last day of the Company's last fiscal year, the Company has conducted the Business only in the ordinary and usual course and has not experienced any material adverse change in the Business or the financial condition of the Company, except as disclosed in the Company's filings with the Securities Exchange Commission. Since April 30, 1998, the Company has had no loss in net monthly recurring revenue from the Business. Between April 30, 1998 and the Closing Date, the Company did not withdraw, expend or apply any cash or other assets of the Company, except in the ordinary course of operations of the Business of the Company in accordance with past practices of the Company. The books and records of the Company with respect to the Business relating to the fiscal years of the Business ending December 31, 1995, 1996 and 1997, are adequate to permit an audit of the Business at and for the fiscal years then ended.

                  (D) Assumed Liabilities. The Buyer shall not be liable for and is not assuming any liabilities of the Company whatsoever, whether related or unrelated to the Purchased Assets, or whether arising under the Business Agreement or otherwise, except as specifically listed on Exhibit J hereto (the "Assumed Liabilities"). The Company has no outstanding loans, borrowings, guarantees or debt of any kind with respect to the Business except as set forth on Exhibit M and none of the Company's obligations with respect to the Business have been guaranteed by any other person or entity except as set forth on Exhibit M.


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                  (E)      Existing Employment Arrangements. Except as set forth
on Exhibit K the Company has no employment agreements, labor or collective bargaining agreements or employee benefit or welfare plans or retirement plans, in any such case with respect to the Business. All vacation pay, if any, due to employees of the Company who are employed in the Business has been fully paid by the Company, except as set forth on Exhibit K. No employees of the Company who are employed in the Business are entitled to any sick pay, except as set forth on Exhibit K. All vacation pay and sick pay due to employees of the Company who are employed in the Business and terminated by the Company in connection with the transactions contemplated by this Agreement shall be paid in full on the Closing Date. There are no pending or, to the knowledge of the Company, threatened strikes, job actions or other labor disputes affecting the Company or its employees and there have been no such disputes for the past three years.
Also set forth on Exhibit K is a true and complete list of all employees of the Company employed in connection with the Business, which list provides, among other things, the name, residence address, title, job description and salary information concerning each employee.

                  (F) Claims, Litigation, Disclosure. Except as set forth on Exhibit D, there is no claim, litigation, tax audit, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company, with respect to the Business or any of the Purchased Assets of the Company (including, any claims of infringement or actions of opposition with respect to Intellectual Property), nor does the Company know of any facts which would provide a basis for any such claim, litigation, audit, proceeding or investigation.

                  (G) Taxes. Except as specifically set forth on Exhibit I (the "Tax Liabilities"), the Company has correctly prepared and timely filed all Federal, state and local tax returns, estimates and reports, and paid all such taxes as and when due. For purposes of this paragraph, taxes shall mean all taxes, charges, fees, levies or other assessments of any kind whatsoever (including, without limitation, income, franchise, sales, use and withholding taxes). The Company is not a party to any tax sharing agreement.

                  (H) No Other Agreements to Sell Assets or Business. The Company is not a party to any existing agreement which obligates the Company to sell to any other person or firm the Purchased Assets (other than sales in the ordinary course of business).

                  (I) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Company has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Company is responsible to pay a finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement is the party or parties listed in item 4 on Exhibit A, if any, and the Company shall be solely responsible for the payment of any such fee, commission or payment.

                  (J) Environmental Compliance. (i) To the best knowledge of the Company, neither the Company nor any operator of the Company's properties is in violation, or alleged to be in violation, of any federal, state or local judgment, decree, order, consent agreement, law (including common law), license, rule or regulation pertaining to environmental health or safety


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matters, including without limitation those arising under the Resource
Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state or local analogue (hereinafter "Environmental Laws").

                           (ii)     The Company has not received a notice,
complaint, order, directive, claim or citation from any third party, including without limitation any federal, state or local governmental authority, indicating or alleging that the Company or any predecessor may have any liability or obligation under any Environmental Law.

                           (iii)    To the best knowledge of the Company, (a) no
portion of the property of the Company has been used by any person for the generation, handling, processing, treatment, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; (B) no underground tank or other underground storage receptacle for Hazardous Materials, asbestos-containing materials or polychlorinated biphenyls are located on any portion of any location occupied by the Company each of which is listed as a Site on Exhibit A; (C) in the course of any activities conducted by the Company or its invitees, agents, contractors, licensees or employees in connection with the Business of the Company, no Hazardous Materials have been generated or are being used except in accordance with applicable Environmental Laws; and (D) there have been no releases (i.e., any past or present releasing, spilling, leaking, leaching, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Materials on, upon, into or from the property currently or formerly owned, operated or leased by the Company, which releases would have a material adverse effect on the value of any of the property or adjacent properties or the environment.

                           (iv)     To the best knowledge of the Company, the
execution, delivery and performance of this Agreement is not subject to any Environmental Laws which condition, restrict or prohibit the sale, lease or other transfer of property or operations, including, without limitation, any so-called "environmental cleanup responsibility acts" or requirements for the transfer of permits, approvals, or licenses. To the best knowledge of the Company, there have been no environmentally related audits, studies, reports, analyses (including soil and groundwater analyses), or investigations of any kind performed with respect to the currently or previously owned, leased, or operated properties of the Company.

                  For purposes of this Section, "Hazardous Material" shall mean any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances or wastes as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances or wastes, oil or hazardous materials or other chemicals or substances regulated by any public or governmental authority.

                  (K) Licenses and Compliance with Laws. The Company holds no material governmental or regulatory licenses, permits, consents or approvals in connection with the Business, and to the best knowledge of the Company, the Company is in compliance with all material laws and regulations applicable to the Business.


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                  (L)      True and Complete. No representation or warranty made
by Company in this Agreement, nor any statement, certificate or exhibit furnished by or on behalf of Company pursuant to this Agreement, nor any document or certificate delivered to Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading. The Company has not failed to disclose to Buyer any pending developments or circumstances of which it is aware which are reasonably likely to have a material adverse effect on the Business.

                  SECTION 3. REPRESENTATIONS OF THE BUYER. Buyer represents and warrants to the Company as follows.

                  (A) Corporate Matters; No Conflict. Buyer is a wholly owned subsidiary of Sage Networks, Inc. ("Parent"). Each of the Buyer and Parent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is in good standing in each other jurisdiction in which it is doing business, except where failure to be in good standing would not have a material adverse effect on the business of Buyer or Parent, and has the corporate power to enter into this Agreement, to perform its obligations hereunder and to conduct its business as currently conducted. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (and thereby) by the Buyer and Parent, respectively, will not (a) conflict with or violate the provisions of any applicable law, rule or order or the Buyer's or the Parent's respective Certificate of Incorporation or by-laws,
(b) conflict with or constitute a default under any agreement or contract by which the Buyer or Parent is bound or (c) require the consent or approval of, or filing with, any governmental body or third party. The execution, delivery and performance by the Buyer of this Agreement has been authorized and approved by all requisite corporate action on the part of the Buyer.

                  (B) No Brokers. The only broker, leasing agent, finder or similar person or entity with whom the Buyer or Parent has made contact or had any dealings with or entered into any agreement, arrangement or understanding with concerning this Agreement and to whom the Buyer and/or the Parent is responsible to pay a finder's fee, brokerage commission or similar payment to is the party listed in item 5 on Exhibit A, if any, and the Buyer shall be solely responsible for the payment of any such fee, commission or payment.

                  (C) No Litigation. There is no litigation pending or, to the Buyer's knowledge, threatened against the Buyer, which would enjoin or otherwise affect the transactions contemplated by this Agreement.




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                                   ARTICLE II.

                 CERTAIN COVENANTS OF THE COMPANY AND THE BUYER

                  SECTION 1. NON-COMPETITION; NON-SOLICITATION. (A) Covenant of the Company.

                  (1) For a period commencing on the Closing Date and ending on the third anniversary of the Closing Date (the "Non-Competition Period"), neither the Company nor any successor thereto or acquiror of substantially all of the equity or assets thereof shall engage in any capacity in an Internet Web hosting business which is similar to or in competition with the Business. The parties understand and specifically acknowledge that the Business operates world-wide and its location is not limited to a specific geographical area. For this reason, the parties agree that the Company's agreement not to compete in accordance with this Article II, Section 1 is not limited to any specific geographical area but is world wide. Notwithstanding the foregoing, the Company may, during the Non-Competition Period or thereafter:

                  (a) acquire, merge with or into or be acquired by (a "Business Combination") any business entity which engages in the Internet Web hosting business, so long as the Company offers, or causes the successor in such Business Combination to offer (x) to sell, transfer or assign to Buyer (in either case, free and clear of all liens and encumbrances) all of the Web hosting customer base of such entity (other than customers that are Financial Services Companies) at a purchase price equal to 20% of the gross revenues of such acquired Web hosting customer base during the five year period following the date of the consummation of such Business Combination (which purchase price shall be payable by the Buyer quarterly in arrears during such five year period) and otherwise on customary terms and conditions for such a sale, transfer or assignment or (y) to the extent that such web hosting customer base cannot legally be sold, transferred or assigned, to enter into a Co-location Agreement with the Buyer with respect to such Web hosting customer base pursuant to which the Buyer shall receive 80% of the gross revenues of such acquired Web hosting customer base during the five year period following the date of the consummation of such Business Combination (which payments shall be made to the Buyer quarterly in arrears during such five year period) and otherwise on customary terms and conditions for such a Co-location Agreement ((x) and (y) shall collectively be referred to as the "Offer"); provided, however, that the Company shall not be required to make an Offer with respect to any Web hosting business that solely serves Financial Services Companies (as hereinafter defined);

                  (b) to engage in a Web hosting business that solely serves Financial Services Companies; or

                  (c) be acquired by or merge with a business entity that is a public company with a market cap in excess of $100,000,000.


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                  (2)      During the Non-Competition Period, the Company shall
make each Offer to the Buyer by written notice (the "Offer Notice"). The Offer Notice shall set forth the name of the owner of the Web hosting business that is the subject of the Offer, the annual revenues from the Web hosting customer base to be acquired (determined in accordance with Article II, Section 1(1)(a)) and the other material terms and conditions thereof. The Buyer may accept any Offer within thirty (30) days of receipt of the Offer Notice. If Buyer accepts any Offer, Buyer shall consummate the acquisition of such Web hosting business on terms (other than purchase price) no less favorable than those contained in the Offer Notice within thirty (30) days following the date of acceptance of such Offer. If the Buyer does not accept any Offer within the required time or does not consummate an accepted Offer within the required time, the Company may consummate the Business Combination and shall not be deemed to be in violation of the provisions of Article II, Section 1 (A) (1).

                  (3) For purposes of this Agreement, "Financial Services Companies" shall mean banks, savings and loan associations, credit unions, mortgage companies, insurance companies, broker-dealers, securities placement agents, financial advisory firms, investor relations firms, hedge funds, mutual funds and financial Web sites for other companies that offer financial services.

                  (4) Buyer and the Company acknowledge and agree that the damages to Buyer as a result of the Company entering into any Business Combination in breach of the provisions of Article II, Section 1(A)(1) of this Agreement cannot be easily quantified. For this reason, Buyer and the Company expressly agree that in the event of any such breach, the Company shall pay to Buyer liquidated damages in the amount of $3,000,000 immediately upon the occurrence of any such breach.

                  (5) The Company understands that pursuant to this Agreement they have received confidential and proprietary information of Buyer, Parent and their respective affiliates, including, without limitation, customer lists and other trade secrets. Neither the Company nor any of its officers, directors, shareholders, employees, agents or contractors who received or learned of such confidential and proprietary information shall at any time, either before or after the Closing Date, disclose to any third party any such confidential or proprietary information of Buyer, Parent or their respective affiliates or make use of any of such information except in evaluating whether to enter into this Agreement or unless such information is made public by a source other than the Company or such disclosure is required by law or regulation or court or administrative order. In connection with such evaluation, the Company may disclose such proprietary information to its legal and financial consultants on a need to know basis on the condition that those consultants are similarly prohibited from further disclosing such information as provided herein.

                  (6) For a period commencing on the Closing Date and ending on the second anniversary of the Closing Date, the Company, unless acting with the express written consent of the Buyer or Parent, will not, directly or indirectly, interfere with, solicit or endeavor to entice away:

                           (a)      any person who was an employee,
                  subcontractor or consultant of the Company with respect to the Business (provided on or after the Closing Date such employee, subcontractor or consultant is engaged by Buyer or Parent to render


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
                  services with respect to Parent's Internet Web hosting and related businesses), the Buyer, the Parent or any of their affiliates during the twelve months immediately preceding the date of such solicitation, interference or endeavor; or

                           (b) any person or entity who was a customer or client of the Company or of the Buyer or of the Parent, or any person or entity who requested or received a proposal from Buyer, Parent or the Company, with respect to any Internet Web hosting business similar to or in competition with the Business in which the Company, Buyer, Parent, or any of their affiliates is or has been engaged after the date of this Agreement.

                  (B)      Covenant of the Buyer.

                  (1) The Buyer understands that pursuant to this Agreement it has received confidential and proprietary information of the Company and its affiliates that is not related to the Business, including, without limitation, customer lists and other trade secrets. Neither the Company nor any of its officers, directors, shareholders, employees, agents or contractors who received or learned of such confidential and proprietary information shall at any time, either before or after the Closing Date, disclose to any third party any such confidential or proprietary information of the Company and its affiliates or make use of any of such information except in evaluating whether to enter into this Agreement or unless such information is made public by a source other than the Company or such disclosure is required by law or regulation or court or administrative order. In connection with such evaluation, the Buyer may disclose such proprietary information to its legal and financial consultants on a need to know basis on the condition that those consultants are similarly prohibited from further disclosing such information as provided herein.

                  (2) For a period commencing on the Closing Date and ending on the second anniversary of the Closing Date, neither the Buyer nor the Parent, unless acting with the express written consent of the Company will, directly or indirectly, interfere with, solicit or endeavor to entice away any person who was an employee, subcontractor or consultant of the Company during the twelve months immediately preceding the date of such solicitation, interference or endeavor.

                  (C) Mutual Covenant. Each of the Company and the Buyer expressly acknowledges, understands and agrees (i) that remedies at law for any breach of this Article II, Section 1 will be inadequate, (ii) that the damages resulting from such breach are not readily susceptible to measurement in monetary terms and (iii) that, in the case of a breach of Article II, Section 1 by the Company, Buyer and/or Parent, and in the case of a breach of Article II by Buyer, the Company, shall be entitled to immediate injunctive relief and may obtain temporary and permanent orders restraining any threatened or further breach of this Article II, Section 1 by the Company or the Buyer, as the case may be. Each of the Company and the Buyer has been advised by its counsel with respect to the meaning and effect of this Article II, Section 1.

                  SECTION 2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

                  (A) The representations and warranties of the parties herein contained shall survive the closing of the purchase contemplated by this Agreement, notwithstanding any investigation at any time made by or on behalf of the other party, provided that any claims for indemnification in accordance with
Article II, Section 2 below with respect to any representation or warranty must be made (and will be null and void unless made) on or before April 30, 2000 (except in the case of representations contained in Paragraphs (G), (I) and (J) of Article I, Section 2 hereof, which must be made within six (6) months following the expiration of the applicable statute of limitations).

                  (B) The Company hereby agrees to indemnify and hold Buyer, Parent, and their respective officers, directors, stockholders, affiliates, employees, representatives and other agents harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach, misrepresentation or material omission of the representations and warranties made by the Company in this Agreement or in any Exhibit hereto or other documents delivered in connection herewith, (ii) any breach in any material respect by the Company, unless waived in writing by the Buyer, of any covenant or agreement contained in or arising out of this Agreement, or any other agreement delivered in connection herewith on the Closing Date, (iii) the Business conducted by the Company prior to the Closing Date and any actions or events associated therewith, (iv) any and all liabilities of the Company, other than the Assumed Liabilities, and (v) any failure by the Company to comply with any provisions of the bulk sales or similar laws of any jurisdiction which are applicable to this Agreement or the transactions contemplated hereby.

                  (C) Buyer hereby agrees to indemnify and hold the Company and its officers, directors, stockholders, affiliates, employees, representatives and other agents harmless from and against any and all claims, liabilities, losses, damages or injuries, together with costs and expenses, including reasonable legal fees, arising out of or resulting from (i) any breach, misrepresentation or material omission in the representations and warranties made by the Buyer in this Agreement, (ii) any breach in any material respect by Buyer, unless waived in writing by the Company, of any covenant or agreement of Buyer contained in or arising out of this Agreement, or any other agreement delivered in connection herewith on the Closing Date or (iii) the Business as conducted by Buyer, after the Closing Date.

                  (D) Any party claiming a right to indemnification hereunder (the "Indemnified Party") shall give the other party from whom indemnification is sought (the "Indemnifying Party") prompt written notice of any claim, demand, action, suit, proceeding or discovery of fact (any of which shall be a "Claim") upon which the Indemnified Party intends to base a claim for indemnification under this Article II, Section 2, provided, however, that no failure to give such notice shall excuse any Indemnifying Party from any obligation hereunder except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall not settle or compromise any Claim by a third party without the prior written consent of the Indemnifying Party, which will not be unreasonably withheld or delayed, unless suit in respect of such Claim shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have chose to participate in the defense of such suit after notification thereof if the

Indemnifying Party is entitled to participate under paragraph (E) of this Section.

                  (E) In connection with any Claim resulting from or arising out of any claim or legal proceeding by a third party, the Indemnifying Party, may, upon written notice to the Indemnified Party within 15 days following the Indemnified Party's notice of the Claim, assume the defense of any such action with its own counsel and its own expense if the Indemnifying Party acknowledges to the Indemnified Party in writing its obligation to indemnify the Indemnified Party pursuant to this Article II, Section 2 in respect of such Claim; provided, however, that such counsel is reasonably acceptable to the Indemnified Party and is able to represent the Indemnified Party without having any conflict of interest. If the Indemnifying Party assumes the defense or prosecution of any such action or proceeding, it shall take all steps reasonably necessary in the defense, prosecution and settlement of such action or proceeding. The Indemnifying Party shall not, in the defense or prosecution of any such action or proceeding except with the written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, a release by the third party of the Indemnified Party from all liability in respect of the matter which is the subject of such action or proceeding. The Indemnified Party shall cooperate in the defense or prosecution of any such action or proceeding; provided that the Indemnifying Party shall pay or reimburse the Indemnified Party for any actual costs or expenses attributable to such cooperation.

                  (F)      The obligations of the Company pursuant to paragraph
(B) of this Section and the obligations of the Buyer pursuant to paragraph (C) of this Section shall, in each case be limited to an aggregate amount not in excess of the Purchase Price. Neither the Company nor the Buyer shall make any Claim hereunder unless and until the aggregate amount of such Claim exceeds $50,000; provided, however, that if the aggregate amount of Claims by the Buyer or the Company, respectively, exceeds $50,000, the obligations of the Company or the Buyer, respectively, hereunder shall be with respect to the entire amount of such Claims.

                  SECTION 3. SECURITY BOND. The Company may substitute a security bond for the for amounts held in the Escrow Account pursuant to the Escrow Agreementin order to secure its obligations to the Buyer under this Agreement. Any such security bond shall be issued by a nationally recognized security bonding firm reasonably satisfactory to the Buyer in an amount equal to $250,000 and have such other terms and conditions as are reasonably satisfactory to the Buyer (the "Security Bond"). The Security Bond will, by its terms, require the payment to the Buyer of the amount of any Claim of the Buyer with respect to which the Company has indemnified the Buyer, the Parent or any other person pursuant to Article II, Section 2(B) of this Agreement upon the request of the Buyer. Indemnity claims by Buyer, Parent or any such person shall be satisfied first from the Security Bond and thereafter by the Company. The Security Bond does not constitute a limit on the liability of the Company to Buyer, the Parent or any such person hereunder, it being understood and agreed that the Company shall remain liable to satisfy the amount of Claims which exceed the amount of the Security Bond. The Security Bond shall be released on May 1, 1999, to the extent that it has not previously been applied pursuant to the terms hereof and thereof, unless a Claim for indemnification by Buyer, Parent or any other person pursuant to Article II, Section 2(B) is then pending against the Company.

                  SECTION 4. ADDITIONAL COVENANTS OF THE COMPANY. (a) All vacation pay and sick pay due to employees of the Company who are employed in the Business and terminated by the Company in connection with the transactions contemplated by this Agreement shall be paid in full on the Closing Date.

         (b) The Company shall be solely responsible for the payment of any and all Tax Liabilities which are payable with respect to the Purchased Assets for the period ending on the Closing Date or arising out of the transfer of the Purchased Assets, whether or not due or payable on or before the Closing Date. Buyer shall have no obligation or liability with respect to any such Tax Liabilities.

         (c) The Company shall provide for the forwarding of all e-mails, telephone calls and facsimiles relating to the Business to the Buyer. All physical records relating to the Business have been, or promptly following the Closing Date will be, delivered to Buyer at the Site located at Twelve Piedmont Center Suite 110.

                  SECTION 5. ALLOCATION OF PURCHASE PRICE. The Buyer and the Company agree that $250,000 of the Purchase Price shall be allocated to the Tangible Assets for sales (and similar) tax purposes..

                                   ARTICLE III

                        CLOSING AND DELIVERIES AT CLOSING

                  SECTION 1. CLOSING. The closing of the purchase and sale of the transaction contemplated herein shall take place on June 10, 1998 (the "Closing"), at the offices of Dewey Ballantine LLP, located at 1301 Avenue of the American, New York, New York 10019 at 10:00 a.m. The deliveries described in
Section 2 and 3 of this Article III shall be made at the Closing.

                  SECTION 2. DELIVERIES BY THE COMPANY. On the Closing Date, the Company will deliver, or cause to be delivered, to the Buyer the following:

                  (A) Such instruments of transfer or conveyance executed by the Company, as Buyer may reasonably request in order to convey and transfer to Buyer good and marketable title to all of the Purchased Assets, free and clear of all liens, equipment leases, claims, encumbrances and other charges, except as set forth in Exhibit M, including, without limitation, an Assignment Agreement and a Bill of Sale.

                  (B) Physical delivery of all Tangible Assets by making them available at the Sites listed on Exhibit A, together with any and all warranties, manuals, instructions, and other literature in the possession of the Company relating to the ownership or operation of the Tangible Assets. In addition, such notices to telephone companies and others required to transfer the Company's e-mail addresses and domain addresses, used in the Business to Buyer.

                  (C) Physical delivery of all original or certified copies of documentation concerning the Intellectual Property, by making them available at the Sites listed on Exhibit A, including, without limitation, registrations and applications of any patents, trademarks or service marks, original artwork, data bases, computer programs and software.

                  (D)      The following corporate documentation:

                           (i) The Company's Articles or Certificate of Incorporation certified as of a date within thirty (30) days prior to the Closing Date by the Secretary of State of the state of the Company's organization and good standing certificates certified as of recent date by the Secretary of State of the state of the Company's organization and principal place of business;

                           (ii) The Company's By-Laws certified as of the Closing Date by the President or Secretary of the Company as being in full force and effect and unmodified; and

                           (iii) Corporate Resolutions of the Board of Directors of the Company, approving this Agreement and all the transactions contemplated hereby, certified by the President or Secretary of the Company as being in full force and effect and unmodified.

                  (E) The opinion of outside counsel to the Company, in a form reasonably acceptable to Buyer and its counsel.

                  (F) An Assignment and Assumption Agreement, Bill of Sale and Assignment of Trademark in a form reasonably acceptable to Buyer.

                  (G) The Escrow Agreement in substantially the form attached hereto as Exhibit Q, duly executed by the Company and the Escrow Agent.

                  (H) Copies of written proof in form and substance satisfactory to Buyer and its counsel that the Company will no longer do business under any of the trade names listed on Exhibit B as required pursuant to Article I, Section 2, Paragraph (B) (iii) hereof.

                  (I) The Company shall use its reasonable best efforts to deliver a Non-Disclosure and Intellectual Property Agreement in a form to be provided by Buyer prior to the Closing, executed by each employee of the Company who will be employed by Buyer or its affiliate immediately following the Closing.

                  (J) A certificate of an officer of the Company to the effect that notices of termination of all employees of the Company employed in connection with Business satisfactory to Buyer, will be delivered to such employees promptly following the Closing.

                  (K) The Transitional Services Agreement in substantially the form attached hereto as Exhibit N, the Co-Location Agreement (HomeCom) in substantially the form attached hereto as Exhibit O, and the Non-Exclusive Software License Agreement in substantially the form attached hereto as Exhibit P, each executed by the Company.

                  (L) Such notice or notices as Buyer may reasonably request in order to notify the customers included on the Customer List that the Business has been sold to Buyer.

                  (M)      Consent to assignments of Business Agreements.

                  (N) A letter from Coopers & Lybrand, acceptable to Buyer, to the effect that the books and records of the Company relating to the Business for the fiscal years of the Company as at and ended December 31, 1996 and 1997 and for the period from January 1, 1998 to the Closing Date are auditable and that Coopers & Lybrand has been engaged to complete such an audit on or before the date 60 days following the Closing Date at a cost not to exceed $73,750.

         SECTION 3. DELIVERIES BY THE BUYER.

         On the Closing Date, the Buyer will deliver, or cause to be delivered, to the Company the following:

                  (A) The Purchase Price by wire transfer of federal funds to the account of the Company, as the Company shall direct in writing on or before the Closing Date; provided, however, Buyer may, upon written agreement of all parties hereto, deduct from the Purchase Price and pay directly amounts due any creditor of the Company, including, without limitation, the Tax Liabilities (but excluding any amounts due for any of the Assumed Liabilities), in which event, evidence of such payment shall be presented at the Closing and Buyer may deduct from the Purchase Price the aggregate amount of Deferred Revenues with respect to the Business as set forth on a balance sheet for the Business as at the Closing Date prepared in accordance with generally accepted accounting principles.

                  (B) Such instruments of assignment and assumption executed by the Buyer, as the parties hereto reasonably may determine necessary to effectuate the assignment to the Buyer of the Business Agreements and the assumption by Buyer of the Assumed Liabilities.

                  (C) The Transitional Services Agreement in substantially the form attached hereto as Exhibit N and the Co-Location Agreement (HomeCom) in substantially the form attached hereto as Exhibit O, each executed by the Buyer.

                  (D) Resolution of the Board of Directors of Buyer, authorizing the execution of this Agreement and the transactions contemplated hereby.

                  (E) The opinion of outside counsel to the Buyer, in a form reasonably acceptable to the Company and its counsel.

                  (F) The Escrow Agreement in substantially the form attached hereto as Exhibit Q, duly executed by the Buyer and the Escrow Agent.

                                   ARTICLE IV

                          OBLIGATIONS FOLLOWING CLOSING

                  SECTION 1. FURTHER COOPERATION. Each of the Company and the Buyer will, at any time and from time to time after the Closing Date, execute and deliver such further instruments of conveyance, transfer and license, and take such additional actions as Buyer, Parent or the Company or their respective successors and/or assigns, may reasonably request, to effect, consummate, confirm or evidence the transfer to Buyer of the Purchased Assets pursuant to this Agreement.

                  SECTION 2. TRANSITION ASSISTANCE AND ADJUSTMENTS.

                  (A) The Company shall cooperate and provide assistance to the Buyer as shall be reasonably necessary during the transition of the Business and the Purchased Assets from the Company to the Buyer, or its successors and/or assigns, after the Closing Date. Buyer shall reimburse the Company for reasonable out-of-pocket expenses incurred in rendering such cooperation and assistance, but not for any time of any personnel. The Company shall introduce the Buyer to Bernd Harzog of Software Strategies (770 -475-4249), the consultant retained by the Company in connection with the Company's negotiations with Microsoft relating to the Company's inclusion in the Microsoft front page program.

                  (B) Buyer and its successors and/or assigns shall have the right at any time and from time to time upon reasonable notice and during normal business hours to examine and make copies of all corporate books, records and other documents of the Company relating to the Business and generated prior to the Closing Date, which documents will be maintained by the Company for a period of five (5) years after the Closing Date. The Company and its successors and/or assigns shall have the right at any time and from time to time upon reasonable notice and during normal business hours to examine and make copies of all corporate books, records and other documents of the Buyer relating to the Business acquired by the Buyer pursuant to this Agreement, which documents will be maintained by the Buyer for a period of five (5) years after the Closing Date.

                  (C) The Company will reasonably cooperate with Buyer in notifying the customers included on the Customer List (other than the Excluded Customers) that the Business has been sold to Buyer, including, without limitation, executing any additional notices which Buyer may reasonably request. The Company will not, directly or indirectly, take any action which is designed or intended to have the effect of discouraging customers, suppliers or vendors and other business associates of the Business, from maintaining the same business relationships with Buyer or its successors and/or assigns after the Closing Date as were maintained with the Company with respect to the Business prior to the Closing Date.

                  (D) The Buyer shall use its reasonable commercial efforts, without out-of-pocket cost to Buyer, to collect, on behalf of the Company, all Closing Accounts Receivable of the Company. If payment of any Closing Account Receivable is received by the Company, it shall promptly forward to Buyer the full amount so received. The Company will cooperate with Buyer in establishing a bank account of Buyer in the name of "HostAmerica" in order to facilitate the negotiation of checks received from customers of the Business after the Closing. The Company shall promptly negotiate and forward to Buyer any and all payments received by Company with respect to the Purchased Assets on and after the Closing Date.

                  (E) All of the Company's right, title and interest in and to the name "HostAmerica" constitutes a Purchased Asset and has been transferred to the Buyer in accordance with this Agreement. Following the Closing, neither the Company nor any affiliate of the Company (as defined under federal securities laws), shall not use the name "HostAmerica" or any confusingly similar name to said trade name in any trade or business. The Company expressly acknowledges, understands and agrees (i) that remedies at law for any breach of this Article IV, Section 2((E) will be inadequate, (ii) that the damages resulting from such breach are not readily susceptible to measurement in monetary terms and (iii) that the Buyer shall be entitled to immediate injunctive relief and may obtain temporary and permanent orders restraining any threatened or further breach of this Article IV, Section 2(E) by the Company. The Company has been advised by its counsel with respect to the meaning and effect of this Article IV, Section 2(E).

                  SECTION 3. AUDIT OF BUSINESS. The Company shall make available to Buyer, on the terms and conditions set forth in the Transition Service Agreement, its books, records and workpapers with respect to the Business relating to the fiscal years of the Business ending December 31, 1995, 1996 and 1997, and its financial and accounting personnel, to the extent reasonably required by Buyer and its independent accountants to complete an audit of the Business at and for the fiscal years then ended.

                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 1. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia; provided, however, that the non-competition covenant of the Company contained in Article II, Section 1 of this Agreement shall be governed by the laws of the State of Delaware.

                  SECTION 2. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  SECTION 3. CONFIDENTIALITY. The Company, on the one hand, and the Buyer, on the other hand, each agree not to disclose or use any information acquired by it about the other party during the course of the negotiations of this Agreement and the transactions to which it relates which is confidential in nature or not otherwise generally available to the public without the prior written consent of such other party unless required to do so by applicable law or regulation or by order of a court of competent jurisdiction or an administrative agency. Each party shall be liable for any breach by its respective employees, officers, directives, shareholders, agents and/or contractors of the provisions of this Section.

                  SECTION 4. AMENDMENTS. This Agreement supersedes any prior contracts relating to the subject matter hereof between the Buyer, Parent, and the Company. This Agreement cannot be changed, modified or amended and no provision or requirement hereof may be waived without the consent in writing of the parties hereto.

                  SECTION 5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Each provision of this Agreement shall be deemed to be the agreement of the parties hereto to the full extent that the power to enter into such provisions shall have been conferred on the parties by law.

                  SECTION 6. BENEFIT; ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties, their successors and permitted assigns. This Agreement may not be assigned or the duties of the parties hereunder delegated to others without the prior written consent of all parties hereto, except that Buyer may assign its rights, duties and obligations hereunder to Parent or an affiliate of Buyer or Parent without the Company's consent.

                  SECTION 7. CONSTRUCTION. All exhibits annexed hereto are hereby incorporated herein by reference and made a part of this Agreement. Whenever used in this Agreement and the context so requires, the singular shall include the plural and the plural shall include the singular.

                  SECTION 8. IMPUTED KNOWLEDGE. Any reference in this Agreement to the "knowledge of" the Company, or words of similar import, the knowledge of any and all of the officers or directors of the Company (including, without limitation, its President and Chief Executive Officer, Harvey Sax), shall be imputed to be the knowledge of the Company. Any reference in this Agreement to the "knowledge of" the Buyer or the Parent, or words of similar import, the knowledge of its officers and directors (including, without limitation, Buyer's President and Parents Co-Chairman, Leonard J. Fassler) shall be imputed to be the knowledge of the Buyer.

                  SECTION 9. NOTICES. All notices and other communications hereunder shall be in writing and deemed to have been duly given when delivered by hand, when received by registered or certified mail, postage prepaid, return receipt requested, when given by prepaid courier delivery services such as Federal Express, DHL or other similar services on the day received, or when given by facsimile transmission upon receipt by sender of confirmed answer-back, as follows:

                  (a)      if to Buyer, at

                           Sage Networks Acquisition Corp.
                           215 First Street
                           Cambridge, MA 02142
                           Attention: Rajat Bhargava
                           Telecopier No.:

                           with copies to:

                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, N.Y. 10019
                           Attention: E. Ann Gill, Esq.
                           Telecopier No.: (212) 259-6333

                                    and

                           Sage Networks Acquisition Corp.
                           C/O McCarthy, Finger, Donovan, Drazen & Smith LLP 11 Martine Avenue
                           White Plains, NY  10606-1934
                           Attn: Bruce Klein, Esq.


                  (b)      if to the Company, at:

                           HomeCom Communications, Inc.
                           14 Piedmont Center, Suite 100
                           3535 Piedmont Road
                           Atlanta, GA 30305
                           Attn:
                           Telecopier No.:

                           with a copy to:

                           Sims Moss Kline & Davis LLP
                           Suite 310
                           400 Northpark Town Center
                           1000 Abernathy Road NE
                           Atlanta, GA 30328
                           Attn: Raymond L. Moss, Esq.
                           Telecopier No.:


                  Each of the parties may, by notice given as aforesaid, change its address for all subsequent notices.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                    SAGE NETWORKS ACQUISITION CORP.



                                    By: /s/ Leonard J. Fassler
                                       ------------------------------------
                                        Leonard J. Fassler, President


                                    HOMECOM COMMUNICATIONS, INC.


                                    By: /s/ Harvey Sax
                                       ------------------------------------
                                        Harvey Sax, President

DESCRIPTION OF EXHIBITS:

Exhibit A         -   Basic Provisions

Exhibit B         -   Officers; Directors; Trade Names; Jurisdictions

Exhibit C-1       -   Forms of Business Agreements with Customers

Exhibit C-2       -   Copy of all Business Agreements

Exhibit C-3       -   Leases

Exhibit C-4       -   Claims of Disputes Under Business Agreements

Exhibit C-5       -   Consents to Transfer or Assign Not Obtained

Exhibit D         -   Litigation

Exhibit E         -   Tangible Assets

Exhibit F         -   Intellectual Property

Exhibit G-1       -   Customer Terminations

Exhibit G-2           Excluded Customers

Exhibit H         -   Financial Statements

Exhibit I         -   Aged Receivables and Tax Liabilities of the Company

Exhibit J         -   Assumed Liabilities

Exhibit K         -   Existing Employment Agreements, Labor or Collective
                      Bargaining Agreements, Employee Benefit or Welfare Plans,
                      Retirement Plans, Description of Employees

Exhibit L         -   Excluded Assets

Exhibit M         -   Liens; Encumbrances

Exhibit N         -   Form of Transitional Services Agreement

Exhibit O         -   Form of Co-Location Agreement (HomeCom)

Exhibit P         -   Form of Non-Exclusive Software License Agreement

Exhibit Q         -   Form of Escrow Agreement

                                    EXHIBIT A
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.


BASIC PROVISIONS

1.       Name of BUYER:    SAGE NETWORKS ACQUISITION CORP.

2.       Name of COMPANY:  HOMECOM COMMUNICATIONS, INC.

         (a) STATE OF INCORPORATION of COMPANY:       Delaware

         (b) AUTHORIZED OFFICERS of the COMPANY:

                  [Name; Title]
         ----------------------

         (c) Address of each SITE from which the COMPANY conducts the
             Business:

3. PURCHASE PRICE: [$4,500,000 less the amount of the Deferred Revenues properly set forth on a balance sheet for the Business as at the Closing Date, prepared in accordance with generally accepted accounting principles.]

4.       COMPANY'S BROKER:

5.       BUYER'S BROKER:   Am-Tech Associates

**

                  POST CLOSING PURCHASE PRICE ADJUSTMENT. (i) The parties to this Agreement agree that notwithstanding the Closing Date, revenues and expenses of the Business should be adjusted as of June 1, 1998. Accordingly, not more than forty-five (45) days following the Closing Date, the Company shall deliver to Buyer a statement of revenues (including a statement of the change in the balance of deferred revenues from June 1, to June 8, 1998) and direct expenses of the Business (in each case, determined in accordance with generally accepted accounting principles) for the period from June 1, 1998 to the Closing Date (the "Closing Statement").

         (ii) Within thirty (30) days after receipt of the Closing Statement, Buyer shall communicate in writing to Seller any objection or disagreement that it may have with the Closing Statement (an "Objection"). The Company shall have fifteen (15) days after receipt of an Objection in which to respond in writing to such Objection. If, after five (5) days following such fifteen day period, Buyer and the Company have not resolved the matter in dispute, such matter shall be submitted to KPMG Peat Marwick (or any other independent certified public accountants, as Buyer and the Company may agree) for determination. Such determination shall be made on or prior to the date that is sixty (60) days following the date of the initial receipt by Buyer of the Closing Statement and shall be binding on Buyer and the Company (the "Final Determination"). The cost of such accountants shall be shared equally by the Buyer and the Company.

         (iii) If the revenues (after being adjusted by the change in deferred revenues) exceed the direct expenses as set forth on the Closing Statement (as resolved by the Buyer and the Company or as set forth in any Final Determination), the Company shall pay the amount of such excess to Buyer. If the direct expenses exceed the revenues (after such adjustment), the Buyer shall pay the amount of such excess to the Company. Any payment pursuant to this Article I, Section 2(b) shall be paid within five (5) business days after Buyer's and the Company's resolution of the Closing Statement or receipt of the Final Determination, if any.

                                    EXHIBIT B

                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORK ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.



OFFICERS:





DIRECTORS:





TRADE NAMES:





JURISDICTIONS IN WHICH COMPANY IS DOING BUSINESS:

                                   EXHIBIT C-1
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.



FORMS OF BUSINESS AGREEMENTS WITH CUSTOMERS


SEE ANNEXED


PERSONAL PROPERTY LEASES:








EQUIPMENT LEASES:

                                   EXHIBIT C-2
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.


COPIES OF ALL BUSINESS AGREEMENTS AND VENDOR/SERVICE
PROVIDER AND OTHER AGREEMENTS

                                   EXHIBIT C-3
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.


LEASES

                                   EXHIBIT C-4
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.


CLAIMS OF DISPUTES UNDER BUSINESS AGREEMENTS

                                   EXHIBIT C-5
                                       TO
                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                         SAGE NETWORKS ACQUISITION CORP.
                                       AND
                          HOMECOM COMMUNICATIONS, INC.


CONSENTS TO TRANSFER AND ASSIGNMENT NOT OBTAINED

                                    EXHIBIT E

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




TANGIBLE ASSETS




SEE ANNEXED






TELEPHONE NUMBERS:

------------------

------------------


FACSIMILE NUMBERS:

-----------------

-----------------


INTERNET DOMAIN ADDRESSES:

-----------------

-----------------

                                    EXHIBIT F

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




INTELLECTUAL PROPERTY




SEE ANNEXED

                                    EXHIBIT G

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




CUSTOMER LIST AND RELATED INFORMATION




SEE ANNEXED

                                   EXHIBIT G-1

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




CUSTOMER TERMINATIONS

                                   EXHIBIT G-2

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




EXCLUDED CUSTOMERS

                                    EXHIBIT H

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




FINANCIAL STATEMENTS



SEE ANNEXED

                                    EXHIBIT I

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




BAD DEBTS AND TAX LIABILITIES OF THE COMPANY



SEE ANNEXED

                                    EXHIBIT J

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




ASSUMED LIABILITIES



[1.   Obligations of the Company to provide Internet Web hosting and related services under those written customer agreements in force and effect as of the Closing Date which are in the form of one of the form agreements annexed hereto as Exhibit C-1.

                                    EXHIBIT K

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




EXISTING EMPLOYMENT AGREEMENTS, LABOR
OR COLLECTIVE BARGAINING AGREEMENTS AND
EMPLOYEE BENEFIT OR WELFARE PLANS AND
RETIREMENT PLANS






DESCRIPTION OF EMPLOYEES


SEE ANNEXED

                                    EXHIBIT L

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




EXCLUDED ASSETS



     LICENSE AND SERVICES AGREEMENT DATED AS OF JUNE 18, 1997, BETWEEN HOMECOM COMMUNICATIONS AND EXCALIBUR GROUP.

                                    EXHIBIT M

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




LIENS; ENCUMBRANCES

                                    EXHIBIT N

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




FORM OF TRANSITIONAL SERVICES AGREEMENT



SEE ANNEXED

                                    EXHIBIT N

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




FORM OF TIME WARNER CO-LOCATION AND SERVICES AGREEMENT



SEE ANNEXED

                                    EXHIBIT Q

                                       TO

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                         SAGE NETWORKS ACQUISITION CORP.

                                       AND

                          HOMECOM COMMUNICATIONS, INC.




ESCROW AGREEMENT



SEE ANNEXED